Exhibit 2.1

RADCOM LTD.

The Company will furnish without charge to each shareholder who so requests a complete statement of the powers, designations, preferences and relative participating optional or other special rights of each class of shares or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as contained in the Company’s Articles of Association. Any such request should be addressed to the Secretary of the Company.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT– ________ Custodian ________
TEN ENT	–	as tenants by the entireties	(Cust) (Minor)
JT TEN	–	as joint tenants with right of survivorship and not as tenants in common	under Uniform Gifts to Minors Act _____________ (State)

Additional abbreviations may also be used though not in the above list.

For value received, _____________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

______________________________________________________________________________________________ Shares

of the ordinary shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________ _______________________________________________________________________________________________

Attorney to transfer the said shares on the books of the within-named Company with full power of substitution in the premises.

Dated, _________________________

	NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR. WITHOUT ALTERATION OR ENLARGEMENT. OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

ORDINARY SHARES
PAR VALUE NIS 0.20 PER SHARE

RADCOM LTD.
INCORPORATED UNDER THE LAWS OF THE STATE OF ISRAEL THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NEW YORK, U.S.A.

FULLY PAID AND NONASSESSABLE ORDINARY SHARES OF
RADCOM LTD.

(hereinafter called the “Company”) transferable on the books of the Company by the holder hereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated: